SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported) October 14, 1998


                            Housing Programs Limited
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             (Exact Name of Registrant as Specified in its Charter)


California                     000-13808                      95-3906167
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(State or Other               (Commission               (I.R.S. Employer
Jurisdiction of              File Number)                 Identification
incorporation)                                                      No.)





            9090 Wilshire Boulevard, Beverly Hills, California 90211
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               (Address of Principal Executive Offices) (Zip Code)



       (Registrant's Telephone Number, Including Area Code) (310) 278-2191


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         (Former Name or Former Address, If Changed Since Last Report.)



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ITEM 5.           Other Events.

                  Housing Programs Limited, a California limited partnership (the "Registrant"), is filing this Current Report on Form 8-K in connection with the extension of the consent solicitation period relating to the sale of certain properties held by the Registrant to October 30, 1998.



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


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            HOUSING PROGRAMS LIMITED,
                              a California Limited Partnership


                By:      NATIONAL PARTNERSHIP INVESTMENT
                         CORP., a California Corporation,
                         a General Partner



                          By:       /s/ Henry C. Casden
                                ------------------------------------------
                                Name:      Henry C. Casden
                                Title:     Senior Executive Vice President



Date:  October 14, 1998



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